                                                                   Exhibit 10.6

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE "SUBORDInaTION AGREEMENT") DATED AS OF MAY ____, 1999 AMONG THE HOLDERS OF SUBORDINATED DEBENTURES, OPINION RESEARCH CORPORATION ("COMPANY") AND HELLER FINANCIAL, INC. ("AGENT"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY AND ITS AFFILIATES PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF MAY ___, 1999 AMONG THE COMPANY, AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS SUCH CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                              SUBSIDIARY GUARANTY

     THIS SUBSIDIARY GUARANTY (the "Guaranty") is made as of the ___ day of May, 1999, by ORC, INC., a Delaware corporation, ORC TELESERVICE CORP., a Delaware corporation, ORC PROTEL, INC., a Delaware corporation, QUANTUM RESEARCH CORPORATION, a Maryland corporation, and MACRO INTERNATIONAL, INC., a Delaware corporation (collectively, the "Guarantors") in favor OF ALLIED CAPITAL CORPORATION and ALLIED INVESTMENT CORPORATION, each a Maryland corporation having an address at 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006-3434 (collectively, "Allied").


                                   Recitals

     A. Allied has agreed to make an investment (the "Investment") in Opinion Research Corporation, a Delaware corporation (the "Company") in the original principal amount of FIFTEEN MILLION and 00/100 Dollars ($15,000,000.00), pursuant to the terms of a certain Investment Agreement of even date herewith by and among the Company and Allied (the "Investment Agreement"), certain Subordinated Debentures of even date herewith (collectively, the "Debentures"), and certain other agreements and instruments described in the Investment Agreement.

     B. The Company is the legal and beneficial owner, directly or indirectly, of all of the issued and outstanding capital stock of the Guarantors.

     C. Allied requires, as a condition of making the Investment, that the Guarantors enter into this Guaranty.

     D. The Guarantors desire to induce Allied to make the Investment, and the Guarantors acknowledge that they will receive substantial direct and indirect benefits by reason of the making of the Investment by Allied.

     NOW, THEREFORE, in consideration of the foregoing Recitals, the making of the Investment by Allied in the Company, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantors hereby jointly and severally agree with Allied and the successors and assigns of Allied (collectively, the "Holder") as follows:

     1. Guaranty. In consideration of the making of the Investment in the Company and other good and valuable consideration, the Guarantors hereby jointly and severally undertake and guarantee, the collection of all debts, obligations and liabilities of the Company to the Holder arising pursuant to the Debentures, the Investment Agreement and the other Investment Documents, whether now due or hereafter falling due, falling due at maturity or upon acceleration (including, without limitation, the payment of principal, interest and late charges under the Debentures), together with all costs of collection, compromise or enforcement, including, without limitation, reasonable attorneys' fees and disbursements incurred with respect to any such debts, obligations or liabilities or with respect to this or any other guaranty or any of them, or with respect to a proceeding under the federal bankruptcy laws or any moratorium, insolvency, receivership arrangement or reorganization law, or an assignment for the benefit of creditors concerning the Company or the Guarantors, together with interest on all such costs of collection, compromise or enforcement from the date arising (all of the foregoing, collectively, the "Guaranteed Obligations"). Each Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectability.

     2. Irrevocable Guaranty. This Guaranty is irrevocable and shall continue until terminated in accordance with Section 3.

     3. Covenants. The Guarantors hereby jointly and severally covenant and agree with the Holder as follows:

          (a) That this Guaranty shall not be impaired by any modification, supplement, extension or amendment of the Debentures, Investment Agreement, or any of the other Investment Documents, nor by any modification, release or other alteration of any of the Guaranteed Obligations, nor by any agreements or arrangements whatsoever made with the Company, or anyone else;

          (b) That the Guarantors shall have no right of subrogation, reimbursement or indemnity whatsoever from the Company, unless and until all of the Guaranteed Obligations have been fully paid and performed;

          (c) That, if any payment or transfer to Holder that has been credited against any of the Guaranteed Obligations under the Debentures or Investment Agreement, is voided or rescinded or required to be returned by the Holder, this Guaranty shall continue in effect and shall be reinstated with respect to all such voided, rescinded or returned payments, transfers or recoveries as though such payment, transfer or recovery had not been made;

          (d) That the Holder's books and records showing the account between the Holder and the Company shall be admissible in any action or proceeding, shall, absent demonstrable error, be binding upon each of the Guarantors for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof; provided, however, that the Holder will furnish, from time to time, copies of such books and records to the Guarantors upon the Guarantors' written request;

          (e) That this Guaranty shall be construed as a continuing obligation of each of the Guarantors without regard to the regularity, validity or enforceability of any of the Guaranteed Obligations, and without regard to whether any of the Guaranteed Obligations are limited, modified, voided, released or discharged in any proceeding under the federal bankruptcy laws or in any moratorium, insolvency, receivership, arrangement or reorganization proceeding;

          (f) That this Guaranty shall not be discharged and the Guarantors shall not be released from liability until all Guaranteed Obligations have been satisfied in full, and that if all or any portion of the Guaranteed Obligations are satisfied and the Holder is required for any reason to pay to any Person all or any part of the sums used to satisfy the Guaranteed Obligations, the Guaranteed Obligations shall remain in effect and enforceable to the extent thereof;

          (g) That this Guaranty shall remain in full force and effect notwithstanding any failure, omission or delay on the part of Company, any Guarantor or the Holder to conform or comply with any term of any of the Investment Documents or any failure of the Holder to give notice of any Default or Event of Default;

          (h) That this Guaranty shall remain in full force and effect notwithstanding any action or inaction by the Holder under or in respect of any of the Investment Documents, any failure, lack of diligence, omission or delay on the part of the Holder to enforce, assert or exercise any right, power or remedy conferred on it any of the Investment Documents, or any other action or inaction on the part of the Holder; and

          (i) That any and all present and future debts and obligations of the Company to any of the Guarantors are subordinated to the full payment and performance of the Guaranteed Obligations.

     4. Representations and Warranties. Each Guarantor represents and warrants to the Holder as follows:

          (a)  Organization and Qualification. Each Guarantor is a corporation
               ------------------------------
duly organized, validly existing and in good standing under the laws of the State of its organization, has all requisite corporate power and authority to own its property and to carry on its business as now conducted and as proposed to be conducted, and is in good standing and authorized to do business in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

          (b)  Power and Authority. Each Guarantor has the corporate power and
               -------------------
authority to enter into, execute, deliver and carry out the terms of this Guaranty and the other Investment Documents to which it is a party and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational instruments of such Guarantor.

          (c)  Binding Obligation. This Guaranty and the other Investment
               ------------------
Documents to which a Guarantor is a party, when executed and delivered, will constitute the valid and legally binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and equitable principles.

          (d)  No Conflict. The execution, delivery and performance by such
               -----------
Guarantor of this Guaranty and each of the other Investment Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not: (1) violate any provision of law applicable to such Guarantor, the certificate of incorporation or bylaws of such Guarantor, or any order, judgment or decree of any court or other agency of government binding on such Guarantor; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of such Guarantor; (3) result in or require the creation or imposition of any material lien upon any of the properties or assets of such Guarantor; or (4) require any approval or consent of any person under any contractual obligation of such Guarantor, except for (a) such approvals or consents obtained on or before the Closing Date and (b) such violations, conflicts, breaches, liens and defaults which would not have, and such approvals and consents the absence of which would not have, either individually or in the aggregate, a Material Adverse Effect.

          (e)  Government Consents. The execution, delivery and performance by
               -------------------
such Guarantor of this Guaranty and each of the other Investment Documents to which it is a party, and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any federal, state or other governmental authority or regulatory body except filings, authorizations, consents and approvals, all of which have been made or obtained or the absence of which would not have, either individually or in the aggregate, a Material Adverse Effect.

          (f)  Litigation; Adverse Facts. Except as set forth in Schedule 4.14
               -------------------------
to the Investment Agreement, there are no judgments outstanding against such Guarantor or affecting any of its property nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of such Guarantor after due inquiry, threatened against or affecting such Guarantor and/or any of its property. Such Guarantor has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage which could reasonably be expected to result in any Material Adverse Effect. The actions, charges, claims, demand, suits, proceedings, petitions, investigations and arbitrations set forth on such subschedule will not, if adversely determined, either individually or in the aggregate, result in any Material Adverse Effect and no not relate to and will not affect the consummation of the transactions contemplated by the Investment Documents to which such Guarantor is a party.

          (g)  Payment of Taxes. All material tax returns and reports required
               ----------------
to be filed by such Guarantor have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Guarantor and upon its properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable. None of the United States income tax returns of such Guarantor are under audit. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of such Guarantor in respect of any taxes or other governmental charges are in accordance with GAAP.

          (h)  Burdensome Obligations; Solvency. After giving effect to the
               --------------------------------
transactions contemplated by this Guaranty and the other Investment Documents to which such Guarantor is a party, such Guarantor (i) will not be a party to or be bound by any franchise, agreement, deed, lease or other instrument, or be subject to any restriction, which is so unusual or burdensome, so as to cause, in the foreseeable future, a Material Adverse Effect, (ii) does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as they become due, (iii) owns and will own property, the fair saleable value of which is (I) greater than the total amount of its liabilities (including contingent liabilities) and (II) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (iv) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted. Such Guarantor does not presently anticipate that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome so as to have, either individually or in the aggregate, a Material Adverse Effect.

     5. Waivers. The Guarantors hereby jointly and severally expressly waive to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty by the Holder; (b) presentment, demand, notice of dishonor, protest, and any and all notices and demands of every kind that may be required to be given by any statute or rule or law, except as required by the express terms of the Debentures, Investment Agreement or other Investment Documents; (c) any defense arising by reason of any disability or other defense of the Company; (d) except as provided herein, any right to participate in any security now or later held by the Holder; (e) any right to enforce any remedies the Holder now has, or later may have, against the Company as a result of making payments hereunder, except as set forth in Section 3(b); and (f) diligence in collection or
                       ------------
protection of, or realization upon, any of the Guaranteed Obligations or any other obligation hereunder, or any security for or guaranty of any of the foregoing, and any and all formalities that otherwise might be legally required to charge any of the Guarantors with liability to the extent provided hereunder.

     6. Successive Actions. Each Guarantor agrees that one or more successive actions may be brought against any Guarantor, as often as the Holder deems advisable, until all of the Guaranteed Obligations are paid and performed in full.

     7. No Waiver of Rights. No delay or failure on the part of the Holder to exercise any right, power or privilege under this Guaranty or any of the other Investment Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto.

     8. No Modification Without Writing. This Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever, except by the express terms of a writing signed by the party or parties sought to be bound thereby.

     9. Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be held invalid or ineffective, such ineffectiveness or invalidity shall not affect any other provisions of this Guaranty, and this Guaranty shall be construed as if such ineffective or invalid provision had never been contained therein.

     10. Capitalized Terms. Any term capitalized but not defined herein, which is capitalized and defined in the Investment Agreement shall have the same meaning for purposes of this Guaranty as it has for purposes of the Investment Agreement.

     11. Successors and Assigns. This Guaranty shall inure to the benefit of the Holder, and shall bind each of the Guarantors and their respective heirs, legal representatives, successors and assigns.

     12. Costs and Expenses. Each Guarantor agrees to pay on demand all costs and expenses incurred by or on behalf of the Holder (including, without limitation attorneys' fees and expenses) in enforcing the obligations of such Guarantor under this Guaranty.

     13. Joinder. Each Guarantor agrees that any action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of Company or any other guarantor of the Guaranteed Obligations in such action.

     14.  Notice. Notice shall be given under this Guaranty in accordance with
Section 8.1 of the Investment Agreement. The address of the Company shall be deemed the address of each of the Guarantors for purposes of delivering notice under this Guaranty and under any of the Investment Documents.

     15. Governing Law. This Guaranty shall be deemed to have been made in the State of Maryland. This Guaranty shall be governed and controlled as to interpretation, enforcement, validity, construction, effect and in all other respects by the laws, statutes and decisions of the State of Maryland (excluding conflicts of laws provisions). The undersigned, in order to induce the Holder to accept this Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, agree that all actions or proceedings arising directly, indirectly or otherwise in connection with or related to this Guaranty shall be litigated, at Holder's sole discretion and election, only in courts having a situs within the State of Maryland. The GuarantorS hereby consent and submit to the jurisdiction of any local, state or federal court located within Maryland. The undersigned hereby agree that service of process hereunder may be accomplished and shall constitute personal service of such process upon the undersigned if notice is mailed by certified mail to the undersigned at the address set forth below after the signature of the undersigned. The undersigned hereby waive any right they may have to transfer or change the venue of any litigation brought against them by the Holder on this Guaranty in accordance with this paragraph. The undersigned hereby knowingly, voluntarily, and intentionally waive the rights they may have to a trial by jury in any litigation based hereon, or arising out of, under or in connection with this Guaranty. This provision is a material inducement for the Holder to enter into the contemplated transactions. The Holder hereby waives the right to jury trial to the same extent as such right is waived by the undersigned.

     16. Waiver of Rights Against Company. Notwithstanding anything to the contrary which may be contained herein except as set forth in Section 3(b) hereof, each Guarantor hereby unconditionally and irrevocably agrees that such Guarantor (i) will not assert against the Company any right or claim, at law or in equity, to indemnification, reimbursement, contribution, restitution or payment for or with respect to any and all amounts such Guarantor may pay or be obligated to pay to the Holder, including, without limitation, the Guaranteed Obligations, and any and all other obligations which such Guarantor may perform, satisfy or discharge, under or with respect to this Guaranty, (ii) waives and releases all such rights and claims, at law or in equity, to indemnification, reimbursement, contribution, restitution or payment which such Guarantor may have now or at any time against Company and (iii) will not assign or otherwise transfer any such right or claims to any other person. Each Guarantor further unconditionally and irrevocably agrees that such Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which the Holder now have or hereafter may have against Company and waives any defense based upon an election of remedies by the Holder, which destroys or otherwise impairs any subrogation rights of such Guarantor and/or the right of such Guarantor to proceed against Company for reimbursement.

     17. Incorporation of Recitals. The Recitals are incorporated herein by reference.

     IN WITNESS WHEREOF, this Guaranty has been executed and delivered under seal by the undersigned as of the date first above written.

ATTEST/WITNESS:                       ORC, INC.,
                                      a Delaware corporation


   /s/ Douglas L. Cox                 By: /s/ Douglas L. Cox       (SEAL)
-------------------------                 -------------------------
                                          Name:  Douglas L. Cox
                                          Title: Secretary

                                      ORC TELESERVICE CORP.,
                                      a Delaware corporation


   /s/ Douglas L. Cox                 By: /s/ John F. Short        (SEAL)
-------------------------                 -------------------------
                                          Name:  John F. Short
                                          Title: President

                                      ORC PROTEL, INC.,
                                      a Delaware corporation


   /s/ Douglas L. Cox                 By: /s/ John F. Short        (SEAL)
-------------------------                 -------------------------
                                          Name:  John F. Short
                                          Title: President

                                      MACRO INTERNATIONAL, INC.,
                                      a Delaware corporation


   /s/ Douglas L. Cox                 By: /s/ Douglas L. Cox       (SEAL)
-------------------------                 -------------------------
                                          Name:  Douglas L. Cox
                                          Title: Vice President

                                      QUANTUM RESEARCH CORPORATION,
                                      a Maryland corporation


   /s/ Douglas L. Cox                 By: /s/ Douglas L. Cox       (SEAL)
-------------------------                 -------------------------
                                          Name:  Douglas L. Cox
                                          Title: Vice President

STATE OF            Pennsylvania)
         -----------------------
                                     )  SS:
CITY/COUNTY OF      Philadelphia)
               -----------------

          I HEREBY CERTIFY that on this 25/th/ day of May, 1999, before me, the
                                        ------        ---    --
undersigned officer, personally appeared Douglas L. Cox, who acknowledged
                                         --------------
himself/herself to be the Secretary of ORC, Inc., and that (s)he, in such
                          ---------
capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of corporation, as such officer.


     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.

                                                  /s/   N. James Peljae
                                                  -------------------------
                                                        Notary Public
My Commission expires:




STATE OF         Pennsylvania  )
         --------------------
                                  )  SS:
CITY/COUNTY OF   Philadelphia  )
               --------------

     I HEREBY CERTIFY that on this 25/th/ day of May, 1999, before me, the
                                   ------        ---    --
undersigned officer, personally appeared John F. Short, who acknowledged
                                         -------------
himself/herself to be the President of ORC Teleservice Corp., and that (s)he,
                          ---------
in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation, as
                                                               -----------
such officer.


     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.



                                             /s/ N. James Peljae
                                             -------------------
                                                Notary Public
My Commission expires:

STATE OF         Pennsylvania)
         --------------------
                                  )  SS:
CITY/COUNTY OF   Philadelphia)
               --------------

     I HEREBY CERTIFY that on this 25/th/ day of May, 1999, before me, the
                                   ------        ---    --
undersigned officer, personally appeared John F. Short, who acknowledged
                                         -------------
himself/herself to be the President of ORC Protel, Inc., and that (s)he, in such
                          ---------
capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.

                                             /s/ N. James Peljae
                                             ---------------------
                                                 Notary Public
My Commission expires:



STATE OF        Pennslvania  )
          -----------------
                                )  SS:
CITY/COUNTY OF  Philadelphia )
               -------------

     I HEREBY CERTIFY that on this 25/th/ day of May, 1999, before me, the
                                   ------        ---    --
undersigned officer, personally appeared Douglas L. Cox, who acknowledged
                                         --------------
himself/herself to be the Vice President of Macro International, Inc., and that
                          --------------
(s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation, as such officer.


     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.

                                             /s/ N. James Peljae
                                             ---------------------
                                                 Notary Public
My Commission expires:

STATE OF        Pennsylvania)
         -------------------
                                )  SS:
CITY/COUNTY OF  Philadelphia)
               -------------

     I HEREBY CERTIFY that on this 25/th/ day of May, 1999, before me, the
                                   -----         ---    --
undersigned officer, personally appeared Douglas L. Cox, who acknowledged
                                         --------------
himself/herself to be the Vice President of Quantum Research Corporation, and
                          --------------
that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the partnership, as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.

                                             /s/ N. James Peljae
                                             ---------------------
                                                 Notary Public
My Commission expires: